                                                                    EXHIBIT 99.9

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003


I.    RECONCILIATION OF COLLECTION ACCOUNT:

             End of Period Collection Account Balance as of Prior Payment Date:                                2,061,356.84
             Available Funds:
                         Contract Payments due and received in this period                                     5,689,208.96
                         Contract Payments due in prior period(s) and received in this period                    202,211.26
                         Contract Payments received in this period for next period                               157,671.83
                         Sales, Use and Property Tax, Maintenance, Late Charges                                  199,688.57
                         Prepayment Amounts related to early termination in this period                          866,261.95
                         Servicer Advance                                                                      2,189,301.64
                         Proceeds received from recoveries on previously Defaulted Contracts                           0.00
                         Transfer from Reserve Accounts                                                          149,031.78
                         Interest earned on Collection Account                                                     5,190.96
                         Interest earned on SPG Account                                                              564.35
                         Proceeds from repurchase of Contracts per Contribution and Servicing
                         Agreement Section 5.03                                                                        0.00
                         Amounts paid per Contribution and Servicing Agreement Section 7.01
                         (Substituted contract < Predecessor contract)                                                 0.00
                         Due from Bank of America Derivative Settlement                                                0.00
                         Any other amounts                                                                             0.00

                                                                                                             ---------------
             Total Available Funds                                                                            11,520,488.14
             Less: Amounts to be Retained in Collection Account                                                1,446,301.18
                                                                                                             ---------------
             AMOUNT TO BE DISTRIBUTED                                                                         10,074,186.96
                                                                                                             ===============

             DISTRIBUTION OF FUNDS:

                         1.      To Trustee -  Fees                                                                    0.00
                         2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                                 Advances                                                                        244,837.92
                         3.      To Bank of America Derivative Settlement                                        294,250.30
                         4.      To Noteholders (For Servicer Report immediately following the Final
                                 Additional Closing Date)
                                         a) Class A1 Principal and Interest                                            0.00
                                         a) Class A2a Principal (distributed after A1 Note matures)
                                            and Interest                                                       3,762,367.05
                                         a) Class A2b Principal (distributed after A1 Note matures)
                                            and Interest                                                       3,772,964.54
                                         a) Class A3a Principal (distributed after A2 Note matures)
                                            and Interest                                                         284,745.33
                                         a) Class A3b Principal (distributed after A2 Note matures)
                                            and Interest                                                         258,000.00
                                         b) Class B Principal and Interest                                       144,356.45
                                         c) Class C Principal and Interest                                       295,463.43
                                         d) Class D Principal and Interest                                       191,603.22
                                         e) Class E Principal and Interest                                       269,821.82
                         5.      To Reserve Account for Requirement per Indenture Agreement
                                 Section 3.08                                                                    115,077.47
                         6.      To Issuer - Residual  Principal and Interest and Reserve Account
                                 Distribution
                                         a) Residual Interest (Provided no Restricting or Amortization
                                            Event in effect)                                                           0.00
                                         b) Residual Principal (Provided no Restricting or Amortization
                                            Event in effect)                                                           0.00
                                         c) Reserve Account Distribution (Provided no Restricting or
                                            Amortization Event in effect)                                              0.00
                         7.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                                 and Any Other Amounts                                                           204,042.00
                         8.      To Servicer, Servicing Fee and other Servicing Compensations                    236,657.43
                                                                                                             ---------------
             TOTAL FUNDS DISTRIBUTED                                                                          10,074,186.96
                                                                                                             ===============
             End of Period Collection Account Balance {Includes Payments in Advance & Restricting
             Event Funds (if any)}                                                                             1,446,301.18
                                                                                                             ===============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                            $11,560,273.87
              - Add Investment Earnings                                                                            7,720.91
              - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                   115,077.47
              - Less Distribution to Certificate Account                                                         149,031.78
                                                                                                             ---------------
End of period balance                                                                                        $11,534,040.47
                                                                                                             ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $11,560,273.87
                                                                                                             ===============

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT

                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

III.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                             Pool A                                           279,825,743.96
                             Pool B                                            51,228,787.02
                                                                              ---------------
Class A Overdue Interest, if any                                                        0.00             331,054,530.98
Class A Monthly Interest - Pool A                                                 513,107.06
Class A Monthly Interest - Pool B                                                  93,936.50
Class A Overdue Principal, if any                                                 121,602.40
Class A Monthly Principal - Pool A                                              5,838,802.16
Class A Monthly Principal - Pool B                                              1,632,231.20
Excess (Shortfall) cash to Principal                                                    0.00
Reserve Account Distribution                                                            0.00
Cash Shortfall due to Residual funds erroneously received in August              (121,602.40)
                                                                                                           7,471,033.36

                                                                              ---------------
Ending Principal Balance B Pool A                                             273,865,339.40
                           Pool B                                              49,596,555.82
                                                                              ---------------
                                                                                                         ---------------
                                                                                                         323,461,895.22
                                                                                                         ===============

Interest Paid Per $1,000                            Principal Paid Per $1,000                        Ending Principal
Original Face $406,920,000                          Original Face $406,920,000                       Balance Factor
      $ 1.491801                                         $ 18.658792                                       79.490292%

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes

                             Class A1                                                   0.00
                             Class A2a                                         22,927,265.49
                             Class A2b                                         22,927,265.49
                             Class A3a                                        199,200,000.00
                             Class A3b                                         86,000,000.00
                                                                              ---------------

Class A Monthly Interest                                                                                 331,054,530.98
                             Class A1 (Actual Number Days/360)                          0.00
                             Class A2a (Actual Number Days/360)                    26,850.37
                             Class A2b                                             37,447.86
                             Class A3a (Actual Number Days/360)                   284,745.33
                             Class A3b                                            258,000.00
                                                                              ---------------

Class A Monthly Principal

                             Class A1                                                   0.00
                             Class A2a                                          3,735,516.68
                             Class A2b                                          3,735,516.68
                             Class A3a                                                  0.00
                             Class A3b                                                  0.00
                                                                              ---------------
                                                                                                           7,471,033.36

Ending Principal Balance of the Class A Notes

                             Class A1                                                   0.00
                             Class A2a                                         19,191,748.81
                             Class A2b                                         19,191,748.81
                             Class A3a                                        199,200,000.00
                             Class A3b                                         86,000,000.00
                                                                                                         ---------------
                                                                                                         323,583,497.62
                                                                                                         ===============

Class A1

Interest Paid Per $1,000                            Principal Paid Per $1,000                           Ending Principal
Original Face $50,000,000                           Original Face $50,000,000                           Balance Factor
     $ 1.285965                                           $ 149.420667                                     76.766995%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

V.   CLASS B NOTE PRINCIPAL BALANCE

            Beginning Principal Balance of the Class B Notes

                                                 Pool A                                4,772,413.90
                                                 Pool B                                  873,704.37
                                                                                       -------------
                                                                                                              5,646,118.27

            Class B Overdue Interest, if any                                                   0.00
            Class B Monthly Interest - Pool A                                             14,317.24
            Class B Monthly Interest - Pool B                                              2,621.11
            Class B Overdue Principal, if any                                              2,073.92
            Class B Monthly Principal - Pool A                                            99,580.48
            Class B Monthly Principal - Pool B                                            27,837.62
            Cash Shortfall due to Residual funds erroneously received in August           (2,073.92)            127,418.10
                                                                                       -------------
            Ending Principal Balance of the Class B Notes

                                                 Pool A                                4,672,833.42
                                                 Pool B                                  845,866.75
                                                                                       -------------
                                                                                                              -------------
                                                                                                              5,518,700.17
                                                                                                              =============

            Interest Paid Per $1,000                    Principal Paid Per $1,000                     Ending Principal
            Original Face $6,940,000                    Original Face $6,940,000                      Balance Factor
                   $ 2.440684                                 $ 18.359957                                79.520175%

VI.   CLASS C NOTE PRINCIPAL BALANCE

            Beginning Principal Balance of the Class C Notes

                                                 Pool A                                9,537,951.11
                                                 Pool B                                1,746,149.79
                                                                                       -------------
                                                                                                              11,284,100.90

            Class C Overdue Interest, if any                                                   0.00
            Class C Monthly Interest - Pool A                                             34,495.59
            Class C Monthly Interest - Pool B                                              6,315.24
            Class C Overdue Principal, if any                                              4,144.85
            Class C Monthly Principal - Pool A                                           199,017.47
            Class C Monthly Principal - Pool B                                            55,635.13
            Cash Shortfall due to Residual funds erroneously received in August           (4,144.85)             254,652.60
                                                                                       -------------
            Ending Principal Balance of the Class C Notes

                                                 Pool A                                9,338,933.64
                                                 Pool B                                1,690,514.66
                                                                                       -------------
                                                                                                              --------------
                                                                                                              11,029,448.30
                                                                                                              ==============

            Interest Paid Per $1,000                    Principal Paid Per $1,000                     Ending Principal
            Original Face $13,870,000                   Original Face $13,870,000                     Balance Factor
                    $ 2.942381                                $ 18.359957                                79.520175%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

VII.   CLASS D NOTE PRINCIPAL BALANCE

            Beginning Principal Balance of the Class D Notes

                                                 Pool A                                6,360,926.30
                                                 Pool B                                1,164,519.52
                                                                                       -------------
                                                                                                              7,525,445.82

            Class D Overdue Interest, if any                                                   0.00
            Class D Monthly Interest - Pool A (Actual Number Days/360)                    18,404.28
            Class D Monthly Interest - Pool B (Actual Number Days/360)                     3,369.34
            Class D Overdue Principal, if any                                              2,764.23
            Class D Monthly Principal - Pool A                                           132,726.14
            Class D Monthly Principal - Pool B                                            37,103.46
            Cash Shortfall due to Residual funds erroneously received in August           (2,764.23)            169,829.60
                                                                                       -------------
            Ending Principal Balance of the Class D Notes

                                                 Pool A                                6,228,200.16
                                                 Pool B                                1,127,416.06
                                                                                       -------------
                                                                                                              -------------
                                                                                                              7,355,616.22
                                                                                                              =============

            Interest Paid Per $1,000                    Principal Paid Per $1,000                     Ending Principal
            Original Face $9,250,000                    Original Face $9,250,000                      Balance Factor
                   $ 2.353905                                 $ 18.359957                                79.520175%


VIII.   CLASS E NOTE PRINCIPAL BALANCE

            Beginning Principal Balance of the Class E Notes

                                                 Pool A                                7,949,438.71
                                                 Pool B                                1,455,334.64
                                                                                       -------------
                                                                                                              9,404,773.35

            Class E Overdue Interest, if any                                                   0.00
            Class E Monthly Interest - Pool A (Actual Number Days/360)                    48,670.44
            Class E Monthly Interest - Pool B (Actual Number Days/360)                     8,910.29
            Class E Overdue Principal, if any                                              3,454.55
            Class E Monthly Principal - Pool A                                           165,871.80
            Class E Monthly Principal - Pool B                                            46,369.29
            Cash Shortfall due to Residual funds erroneously received in August           (3,454.55)            212,241.09
                                                                                       -------------
            Ending Principal Balance of the Class E Notes

                                                 Pool A                                7,783,566.91
                                                 Pool B                                1,408,965.35
                                                                                       -------------
                                                                                                              -------------
                                                                                                              9,192,532.26
                                                                                                              =============

            Interest Paid Per $1,000                    Principal Paid Per $1,000                     Ending Principal
            Original Face $11,560,000                   Original Face $11,560,000                     Balance Factor
                    $ 4.981032                                 $ 18.359956                               79.520175%

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003

            IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

                       Beginning Residual Principal Balance

                                                            Pool A                     11,377,024.07
                                                            Pool B                      2,493,930.77
                                                                                       --------------
                                                                                                              13,870,954.84

                       Residual Interest - Pool A                                               0.00
                       Residual Interest - Pool B                                          16,393.26
                       Residual Principal - Pool A                                              0.00
                       Residual Principal - Pool B                                              0.00
                                                                                       --------------
                                                                                                                       0.00

                       Ending Residual Principal Balance

                                                            Pool A                     11,377,024.07
                                                            Pool B                      2,493,930.77
                                                                                       --------------
                                                                                                              --------------
                                                                                                              13,870,954.84
                                                                                                              ==============

            X.   PAYMENT TO SERVICER

                        - Collection period Servicer Fee                                                         236,657.43
                        - Servicer Advances reimbursement                                                        244,837.92
                        - Tax, Maintenance, Late Charges, Bank Interest and other amounts                        204,042.00
                                                                                                                 ----------
                       Total amounts due to Servicer                                                             685,537.35
                                                                                                                 ==========

                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003





XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                    319,823,498.11

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                       0.00

 Decline in Aggregate Discounted Contract Balance                                                                   6,570,038.01
                                                                                                                  ---------------
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                       313,253,460.10
                                                                                                                  ===============

 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                             5,604,387.17

     - Principal portion of Prepayment Amounts                                                     725,594.50

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                 240,056.34

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                            0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                     0.00

                                                                                              ----------------
                      Total Decline in Aggregate Discounted Contract Balance                     6,570,038.01
                                                                                              ================


POOL B

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                     58,962,426.10

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                       0.00

 Decline in Aggregate Discounted Contract Balance                                                                   1,799,176.70
                                                                                                                  ---------------
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                        57,163,249.40
                                                                                                                  ===============

 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                             1,644,357.79

     - Principal portion of Prepayment Amounts                                                     154,818.91

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                 0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                       0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                            0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                                     0.00

                                                                                              ----------------
                      Total Decline in Aggregate Discounted Contract Balance                     1,799,176.70
                                                                                              ================

                                                                                                                  ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 370,416,709.50
                                                                                                                  ===============

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XII. Cumulative Detail of Defaulted Contracts*


Pool A

                         Discounted                                Discounted
   Lease #               Present Value       Lease #               Present Value
   ------------          -------------       ------------          -------------
#* 7002469-001 (08/03)       14,288.64
#* 7002469-003 (08/03)        3,427.24
#* 7003145-001 (08/03)      119,023.00
#* 7003091-001 (09/03)       33,567.30
#* 7003951-001 (09/03)       58,639.44
#* 7004553-001 (09/03)       13,809.65

                           -----------
     Totals:               $242,755.27


Pool B

                          Discounted                                Discounted
   Lease #               Present Value       Lease #               Present Value
   ------------          -------------       ------------          -------------
                                                                           $0.00




                           -----------
     Totals:                     $0.00



a) DISCOUNTED CONTRACT BALANCES OF ALL DEFAULTED CONTRACTS       $242,755.27
b) ADCB AT CLOSING DATE                                      $462,410,954.84
c) (CANNOT EXCEED 6% OVER THE LIFE OF THE POOL)                         0.05%

 * ANY CONTRACT PAYMENT (OR PORTION THEREOF) DELINQUENT [GREATER THAN] 180 DAYS ** THE SERVICER HAS DECLINED TO ADVANCE ON THE GROUNDS THAT IT IS A
   NONRECOVERABLE ADVANCE
 # NONRECOVERABLE

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XIII. CUMULATIVE DETAIL OF DELINQUENT CONTRACTS REPURCHASED*

     Pool A

          Repurchases                                             $1,126,541.50

          Substitutions                                           $          --

     Pool B

          Repurchases                                             $  159,060.19

          Substitutions                                           $          --


                                                                  -------------
     Total                                                        $1,285,601.69


a) DISCOUNTED CONTRACT BALANCES OF ALL DELINQUENT                 $1,285,601.69
              CONTRACTS REPURCHASED
b) ADCB AT CLOSING DATE                                         $462,410,954.84
c) (CANNOT EXCEED 15% OVER THE LIFE OF THE POOL)                           0.28%

*ANY DELINQUENT CONTRACT
THE SERVICER HAS REPURCHASED FROM THE POOL

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XIV.  Cumulative Detail of Substituted Contracts -- Prepayments
      Pool A


                                                                                               Predecessor
                                   Discounted                              Predecessor         Discounted
     Lease #    Lessee Name        Present Value                           Lease #             Present Value
     ___________________________   _______________________________         _________________   _____________
     NONE





                                    _________                                                   _______________
                           Totals:      $0.00                                                             $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                          $379,271,695.85
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                     0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables            $0.00
b) Total discounted Contract Balance of Substitute Receivables             $0.00
c) If (a) > (b) amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                         $0.00

Change in any of the above detail during the related Collection Period     YES                    NO  X
                                                                           _______                _______




Pool B

                                                                                               Predecessor
                                   Discounted                              Predecessor         Discounted
     Lease #    Lessee Name        Present Value                           Lease #             Present Value
     ___________________________   _______________________________         _________________   _____________
                NONE





                                    _________                                                   _______________
                           Totals:      $0.00                                                             $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                           $83,139,258.99
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING
        AGENCY APPROVES)                                                                                  0.00%

     * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED ( > 180 DAYS), THE
       SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables            $0.00
b) Total discounted Contract Balance of Substitute Receivables             $0.00
c) If (a) > (b) amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                         $0.00

Change in any of the above detail during the related Collection Period     YES                    NO  X
                                                                           _______                _______

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003


XV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

     Pool A - Non-Performing
                                                                                               Predecessor
                                   Discounted                              Predecessor         Discounted
     Lease #  Lessee Name          Present Value                           Lease #             Present Value
     ___________________________   _________________________________       _____________       _____________

             NONE






                                    _________                                                   _______________
                           Totals:      $0.00                                                             $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                       0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                          $379,271,695.85
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                      0.00%


DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables            $0.00
b) Total discounted Contract Balance of Substitute Receivables             $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                         $0.00

Change in any of the above detail during the related Collection Period     YES                    NO  X
                                                                           _______                _______






     Pool B - General Contract Substitution Rights

                                                                                               Predecessor
                                   Discounted                              Predecessor         Discounted
     Lease #  Lessee Name          Present Value                           Lease #             Present Value
     ___________________________   _________________________________       _____________       _____________

               NONE




                                    _________                                                   _______________
                           Totals:      $0.00                                                             $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                          0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                           $83,139,258.99
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL                                                       0.00%



     * ANY CONTRACT DELINQUENT >60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
       HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a) Total discounted Contract Balance of Predecessor Receivables            $0.00
b) Total discounted Contract Balance of Substitute Receivables             $0.00
c) If (a) > (b), amount to be deposited in Collection Account per
   Contribution & Servicing Agreement Section 7.02                         $0.00

Change in any of the above detail during the related Collection Period     YES                    NO  X
                                                                           _______                _______

                      DVI RECEIVABLES XVIII, L.L.C. 2002-2
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 12, 2003

XVI.  Pool Performance Measurements


1.   Aggregate Discounted Contract Balance

     Contracts Delinquent > 90 days                             Total Outstanding Contracts
     This month                                 7,273,683.19    This Month                    370,416,709.50
     1 Month Prior                              2,101,058.54    1 Month Prior                 378,785,924.21
     2 Months Prior                             7,376,750.17    2 Months Prior                391,806,732.34

     Total                                     16,751,491.90    Total                       1,141,009,366.05

     a) 3 Month Average                         5,583,830.83    b) 3 Month Average            380,336,455.35

     b) a/b                                            1.47%

2.   Does a Delinquency Condition Exist (1c > 6%)?                  Yes           No     X
                                                                       ---------     ---------

3.   Restricting Event Check

     A.A  Delinquency Condition exists for current period?          Yes           No     X
                                                                       ---------     ---------
     B.An Indenture Event of Default has occurred and is
          then continuing?                                          Yes           No
                                                                       ---------     ---------

4.   Has Servicer Event of Default occurred?                        Yes           No
                                                                       ---------     ---------

5.   Amortization Event Check

     A.  Is 1c > 8%?                                                Yes           No     X
                                                                       ---------     ---------
     B.  Bankruptcy, insolvency, reorganization; default/
         violation of any covenant or obligation not
         remedied within 90 days?                                   Yes           No
                                                                       ---------     ---------
     C.  As of any Determination date, the sum of all
         defaulted contracts since the Closing date
         exceeds 6% of the ADCB on the Closing Date?                Yes           No     X
                                                                       ---------     ---------

6.   Aggregate Discounted Contract Balance at Closing Date
     Date                                                   Balance    $462,410,954.84
                                                                       ---------------


     Aggregate Discounted Contract Balance (A.D.C.B.) of contracts listed as more than:

                                                       Total          % of Total
                                    A.D.C.B.          A.D.C.B.         A.D.C.B.
                                 -------------     --------------      --------
     30 Days Overdue             36,035,738.14     370,416,709.50       9.728%
     60 Days Overdue             10,027,204.06     370,416,709.50       2.707%
     90 Days Overdue              5,445,597.85     370,416,709.50       1.470%
     120 Days Overdue             1,324,661.06     370,416,709.50       0.358%
     150 Days Overdue               503,424.28     370,416,709.50       0.136%
     180 Days Overdue                     0.00     370,416,709.50       0.000%


                       DVI RECEIVABLES XVIII L.L.C. 2002-2
                                 FUNDS TRANSFER
                     FOR THE PAYMENT DATE SEPTEMBER 12, 2003





Please transfer the following funds from DVI Collection A # 33-46240-1
              To the  Distribution Account                                                6,671,354.67
                                                                                         --------------

Please transfer the following funds from DVI Collection A # 33-46240-3                    1,615,637.04
              To the  Distribution Account                                               --------------

Please transfer the following funds from SPG Collection A # 33-46240-0                    1,293,980.03
              To the  Distribution Account                                               --------------

Please transfer the following funds from SPG Collection A # 33-46240-2                      493,215.22
               To the  Distribution Account                                              --------------
